Weyerhaeuser Company						Exhibit 99.2
Q4.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Operations

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012

Net sales and revenues	$1,951	$2,141	$2,181	$2,256	$2,000	$8,529	$7,059
Cost of products sold	1,533	1,664	1,728	1,784	1,580	6,709	5,810
Gross margin	418	477	453	472	420	1,820	1,249
Selling expenses	51	54	56	59	56	220	194
General and administrative expenses	118	108	112	117	126	455	436
Research and development expenses	7	8	8	10	9	33	32
Charges for restructuring, closures and impairments	4	6	2	378	6	390	32
Other operating costs (income), net	(18)	(10)	(2)	5	(33)	(25)	(180)
Operating income (loss)	256	311	277	(97)	256	747	735
Interest income and other	11	10	21	16	14	58	52
Interest expense, net of capitalized interest	(82)	(81)	(95)	(113)	(88)	(371)	(348)
Earnings (loss) from operations before income taxes	185	240	203	(194)	182	434	439
Income taxes	(41)	(42)	(36)	248	(40)	129	(55)
Net earnings	144	198	167	54	142	563	384
Net loss attributable to noncontrolling interests	—	—	—	—	1	—	1
Net earnings attributable to Weyerhaeuser	144	198	167	54	143	563	385
Dividends on preference shares	—	(2)	(10)	(11)	—	(23)	—
Net earnings attributable to Weyerhaeuser common shareholders	$144	$196	$157	$43	$143	$540	$385

Per Share Information

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012

Basic earnings per share attributable to Weyerhaeuser common shareholders	$0.26	$0.35	$0.27	$0.07	$0.26	$0.95	$0.71
Diluted earnings per share attributable to Weyerhaeuser common shareholders	$0.26	$0.35	$0.27	$0.07	$0.26	$0.95	$0.71
Dividends paid per common share	$0.17	$0.20	$0.22	$0.22	$0.17	$0.81	$0.62
Weighted average shares outstanding (in thousands):
Basic	545,234	552,855	582,828	583,610	542,101	566,329	539,140
Diluted	550,785	557,588	587,179	588,616	547,137	571,239	542,310
Common shares outstanding at end of period (in thousands)	546,573	577,874	582,578	583,548	542,393	583,548	542,393

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012

Net earnings	$144	$198	$167	$54	$142	$563	$384
Interest income and other	(11)	(10)	(21)	(16)	(14)	(58)	(52)
Interest expense, net of capitalized interest	82	81	95	113	88	371	348
Income taxes	41	42	36	(248)	40	(129)	55
Operating income	256	311	277	(97)	256	747	735
Depreciation, depletion and amortization	112	111	120	129	118	472	456
Non-operating pension and postretirement costs	10	10	11	9	8	40	29
Special items	—	—	—	381	—	381	(95)
Capitalized interest included in cost of products sold	9	13	10	11	9	43	37
Adjusted EBITDA, excluding special items*	$387	$445	$418	$433	$391	$1,683	$1,162
* Non-GAAP measure - see page 9 for definition.

Weyerhaeuser Company
Q4.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Balance Sheet

in millions	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2012

ASSETS
Forest Products:
Current assets:
Cash and cash equivalents	$635	$908	$898	$830	$893
Receivables, less allowances	633	589	586	518	474
Receivables for taxes	65	43	31	101	95
Inventories	596	561	533	542	531
Prepaid expenses	89	96	114	117	83
Deferred tax assets	189	144	113	128	65
Restricted financial investments held by variable interest entities	184	—	—	—	184
Total current assets	2,391	2,341	2,275	2,236	2,325
Property and equipment, net	2,785	2,706	2,709	2,687	2,859
Construction in progress	56	72	101	112	50
Timber and timberlands at cost, less depletion charged to disposals	3,954	3,949	6,603	6,580	3,961
Cash and cash equivalents designated for the purchase of Longview Timber LLC and the repayment of their acquired debt	—	1,450	494	—	—
Investments in and advances to equity affiliates	191	186	186	190	192
Goodwill	40	42	42	42	40
Deferred tax assets	70	64	66	5	189
Other assets	351	349	325	345	358
Restricted financial investments held by variable interest entities	615	615	615	615	615
	10,453	11,774	13,416	12,812	10,589
Real Estate(1):
Cash and Cash Equivalents	4	4	5	5	5
Receivables, less allowances	75	74	77	60	72
Real estate in process of development and for sale	736	783	851	842	682
Land being processed for development	918	940	932	583	927
Investments in and advances to equity affiliates	20	20	20	21	21
Deferred tax assets	204	201	195	289	202
Other assets	100	112	113	116	94
	2,057	2,134	2,193	1,916	2,003
Total assets	$12,510	$13,908	$15,609	$14,728	$12,592

LIABILITIES AND EQUITY
Forest Products:
Current liabilities:
Notes Payable	$—	$2	$2	$2	$—
Current maturities of long-term debt	184	163	—	—	340
Current maturities of long-term debt (nonrecourse to the company) held by variable interest entities	162	—	—	—	161
Accounts payable	357	341	362	343	329
Accrued liabilities	538	573	623	626	570
Total current liabilities	1,241	1,079	987	971	1,400
Long-term debt	3,842	3,842	5,459	4,891	3,842
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511	511	511
Deferred income taxes	46	38	44	436	—
Deferred pension and other postretirement benefits	1,856	1,785	1,727	516	1,930
Other liabilities	455	446	438	356	499
	7,951	7,701	9,166	7,681	8,182
Real Estate(1):
Long-term debt	109	109	109	—	109
Long-term debt (nonrecourse to the company) held by variable interest entities	2	4	5	5	1
Other liabilities	172	188	212	210	187
	283	301	326	215	297
Total liabilities	8,234	8,002	9,492	7,896	8,479
Equity:
Total Weyerhaeuser shareholders' interest	4,244	5,868	6,078	6,795	4,070
Noncontrolling interests	32	38	39	37	43
Total equity	4,276	5,906	6,117	6,832	4,113
Total liabilities and equity	$12,510	$13,908	$15,609	$14,728	$12,592
(1) In our 2013 Annual Report on Form 10-K, our real estate and forest products asset and liability line items will be combined into respective total asset and liability line items.

Weyerhaeuser Company
Q4.2013 Analyst Package
Preliminary results, subject to audit
Consolidated Statement of Cash Flows

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012

Cash flows from operations:
Net earnings	$144	$198	$167	$54	$142	$563	$384
Noncash charges (credits) to income:
Depreciation, depletion and amortization	112	111	120	129	118	472	456
Deferred income taxes, net	26	23	24	(102)	40	(29)	109
Pension and other postretirement benefits	24	28	27	22	20	101	(19)
Share-based compensation expense	12	10	12	8	9	42	37
Charges for impairment of assets	1	2	2	367	5	372	24
Net gains on dispositions of assets	(7)	(14)	(21)	(16)	(30)	(58)	(69)
Foreign exchange transaction (gains) losses	4	4	(2)	1	2	7	(6)
Change in:
Receivables less allowances	(165)	45	8	85	—	(27)	(33)
Receivable for taxes	30	22	12	(70)	2	(6)	(73)
Inventories	(68)	32	36	(13)	(20)	(13)	(54)
Real estate and land	(59)	(62)	(58)	13	20	(166)	(75)
Prepaid expenses	(13)	(1)	(2)	(10)	2	(26)	(16)
Accounts payable and accrued liabilities	(66)	34	77	(96)	(5)	(51)	18
Deposits on land positions and other assets	(1)	(9)	(1)	(7)	(7)	(18)	4
Pension and postretirement contributions	(37)	(32)	(35)	(33)	(36)	(137)	(145)
Other	2	(17)	(23)	16	(10)	(22)	39
Net cash from operations	(61)	374	343	348	252	1,004	581

Cash flows from investing activities:
Property and equipment	(35)	(47)	(69)	(110)	(59)	(261)	(256)
Timberlands reforestation	(13)	(8)	(7)	(4)	(7)	(32)	(29)
Acquisition of Longview Timber LLC, net of cash acquired	—	—	(1,581)	—	—	(1,581)	—
Proceeds from sale of assets	6	8	1	5	44	20	80
Proceeds of investments held by special purpose entities	—	22	—	—	110	22	13
Other	—	(4)	9	(2)	1	3	—
Cash from investing activities	(42)	(29)	(1,647)	(111)	89	(1,829)	(192)

Cash flows from financing activities:
Net proceeds from issuance of common shares(1)	—	781	116	—	—	897	—
Net proceeds from issuance of preference shares(1)	—	669	—	—	—	669	—
Net proceeds from issuance of debt(1)	—	—	494	550	—	1,044	—
Cash dividends on common shares	(93)	(109)	(128)	(128)	(92)	(458)	(334)
Cash dividends on preference shares	—	—	—	(23)	—	(23)	—
Change in book overdrafts	3	4	1	(1)	—	7	(32)
Payments on debt	(156)	(21)	(163)	(1,227)	—	(1,567)	(187)
Exercises of stock options	81	51	9	21	39	162	112
Other	9	3	10	9	2	31	(3)
Cash from financing activities	(156)	1,378	339	(799)	(51)	762	(444)

Net change in cash and cash equivalents	(259)	1,723	(965)	(562)	290	(63)	(55)
Cash and cash equivalents at beginning of period	898	639	2,362	1,397	608	898	953
Cash and cash equivalents at end of period	$639	$2,362	$1,397	$835	$898	$835	$898
Cash paid (received) during the year for:
Interest, net of amount capitalized	$111	$55	$109	$91	$61	$366	$351
Income taxes	$(2)	$(4)	$2	$12	$1	$8	$(13)
Noncash investing and financing activity: Acquisition of Longview Timber LLC, debt assumed	$—	$—	$1,070	$—	$—	$1,070	$—

(1) During second and third quarter 2013, we received $2,060 million in cash related to the issuance of common shares, mandatory convertible preference shares and debt related to the acquisition of Longview Timber LLC. We have recorded this cash as "Cash and cash equivalents designated for the purchase of Longview Timber LLC and the repayment of their acquired debt" on our Consolidated Balance Sheet.

Weyerhaeuser Company					Total Company Statistics
Q4.2013 Analyst Package
Preliminary results, subject to audit
Special Items Included in Net Earnings

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012

Net earnings	$144	$196	$157	$43	$143	$540	$385
Loss on early extinguishment of debt	—	—	—	25	—	25	—
Restructuring, impairments and other charges	—	—	—	247	—	247	10
Costs related to Real Estate divestiture	—	—	—	10	—	10	—
Gain on postretirement plan amendment	—	—	—	—	—	—	(67)
Gain on sale of properties	—	—	—	—	—	—	(4)
Tax adjustments	—	—	—	(168)	—	(168)	(8)
Net earnings before special items	$144	$196	$157	$157	$143	$654	$316

	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012

Net earnings per diluted share	$0.26	$0.35	$0.27	$0.07	$0.26	$0.95	$0.71
Loss on early extinguishment of debt	—	—	—	0.05	—	0.05	—
Restructuring, impairments and other charges	—	—	—	0.42	—	0.42	0.02
Costs related to Real Estate divestiture	—	—	—	0.02	—	0.02	—
Gain on postretirement plan amendment	—	—	—	—	—	—	(0.12)
Gain on sale of properties	—	—	—	—	—	—	(0.01)
Tax adjustments	—	—	—	(0.29)	—	(0.30)	(0.02)
Net earnings before special items per diluted share	$0.26	$0.35	$0.27	$0.27	$0.26	$1.14	$0.58

Selected Total Company Items

in millions	Q1	Q2	Q3	Q4		Year-to-date
	Mar 31, 2013	Jun 30, 2013	Sep 30, 2013	Dec 31, 2013	Dec 31, 2012	Dec 31, 2013	Dec 31, 2012

Depreciation, depletion and amortization:
Cost of products sold	$103	$102	$110	$120	$109	$435	$416
Selling, general and administrative expenses	9	9	10	9	9	37	40
Total depreciation, depletion and amortization	$112	$111	$120	$129	$118	$472	$456

Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$14	$16	$16	$15	$12	$61	$51
Pension and postretirement costs not allocated	10	10	11	9	8	40	29
Total company pension and postretirement costs	$24	$26	$27	$24	$20	$101	$80

Total decrease (increase) in Forest Products working capital (1)	$(334)	$161	$138	$(17)	$(85)	$(52)	$(159)
Cash spent for capital expenditures	$(48)	$(55)	$(76)	$(114)	$(66)	$(293)	$(285)
(1) Working capital does not include cash balances.

	Weyerhaeuser Company				Timberlands Segment
	Q4.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Sales to and revenues from unaffiliated customers	$293	$333	$353	$364	$298	$1,343	$1,077
	Intersegment sales	224	166	194	215	185	799	683
	Total net sales and revenues	517	499	547	579	483	2,142	1,760
	Cost of products sold	395	365	407	425	374	1,592	1,376
	Gross margin	122	134	140	154	109	550	384
	Selling expenses	3	2	3	2	2	10	9
	General and administrative expenses	25	25	27	26	20	103	85
	Research and development expenses	4	5	4	6	6	19	19
	Charges for restructuring, closures and impairments	2	—	—	—	2	2	2
	Other operating income, net	(15)	(11)	(11)	(13)	(14)	(50)	(49)
	Operating income	103	113	117	133	93	466	318
	Interest income and other	1	1	1	1	1	4	3
	Loss attributable to noncontrolling interest	—	—	—	—	1	—	1
	Net contribution to earnings (see note 1 on page 9)	$104	$114	$118	$134	$95	$470	$322

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Operating income	$103	$113	$117	$133	$93	$466	$318
	Depreciation, depletion and amortization	36	34	45	51	38	166	142
	Adjusted EBITDA, excluding special items*	$139	$147	$162	$184	$131	$632	$460
	* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital (1)	$(10)	$(21)	$31	$(7)	$(37)	$(7)	$(21)
	Cash spent for capital expenditures	$(18)	$(18)	$(16)	$(21)	$(16)	$(73)	$(60)
	(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Third Party Net Sales and Revenue (millions)	Logs:
	West	$177	$208	$213	$230	$151	$828	$559
	South	61	65	66	64	67	256	233
	Canada	7	2	6	4	5	19	19
	Total Logs	245	275	285	298	223	1,103	811
	Pay as cut timber sales	1	4	2	2	4	9	13
	Chip sales	3	2	2	2	4	9	18
	Timberlands exchanges	2	14	28	21	20	65	59
	Higher and better use land sales	3	5	2	9	9	19	22
	Minerals, oil and gas	8	9	9	6	9	32	31
	Products from international operations	22	22	24	22	26	90	106
	Other products	9	2	1	4	3	16	17
	Total	$293	$333	$353	$364	$298	$1,343	$1,077
Logs Third Party Sales Realizations (per cubic meter)	West	$105.38	$115.11	$104.73	$104.91	$96.46	$107.36	$94.72
	South	$43.47	$43.47	$43.32	$43.72	$43.30	$43.49	$41.83
	Canada	$36.61	$36.38	$38.77	$38.68	$38.70	$37.71	$36.51
	International	$24.01	$25.00	$25.07	$23.05	$24.30	$24.22	$23.66
Logs Third Party Sales Volumes (cubic meters, thousands)	West	1,674	1,812	2,037	2,185	1,559	7,708	5,898
	South	1,399	1,507	1,514	1,468	1,563	5,888	5,575
	Canada	204	38	141	128	139	511	531
	International	68	77	100	112	84	357	343
	Total	3,345	3,434	3,792	3,893	3,345	14,464	12,347
Logs Fee Harvest Volumes (cubic meters, thousands)	West	1,995	1,921	2,305	2,686	1,876	8,907	7,170
	South	2,833	2,828	2,928	3,007	3,177	11,596	11,488
	International	197	167	211	243	232	818	763
	Total	5,025	4,916	5,444	5,936	5,285	21,321	19,421

	Weyerhaeuser Company				Wood Products Segment
	Q4.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Sales to and revenues from unaffiliated customers	$988	$1,065	$1,030	$926	$832	$4,009	$3,058
	Intersegment sales	18	18	19	16	16	71	74
	Total net sales and revenues	1,006	1,083	1,049	942	848	4,080	3,132
	Cost of products sold	770	884	905	826	748	3,385	2,780
	Gross margin	236	199	144	116	100	695	352
	Selling expenses	26	24	24	24	24	98	89
	General and administrative expenses	36	36	37	32	34	141	123
	Research and development expenses	1	1	2	2	1	6	5
	Charges for restructuring, closures and impairments	—	1	1	11	1	13	6
	Other operating costs (income), net	(5)	1	1	(1)	2	(4)	10
	Operating income	178	136	79	48	38	441	119
	Interest income and other	—	—	—	—	—	—	1
	Net contribution to earnings (see note 1 on page 9)	$178	$136	$79	$48	$38	$441	$120

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Operating income	$178	$136	$79	$48	$38	$441	$119
	Depreciation, depletion and amortization	31	31	31	30	33	123	133
	Special items	—	—	—	10	—	10	(6)
	Adjusted EBITDA, excluding special items*	$209	$167	$110	$88	$71	$574	$246
* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Gain on sale of property	$—	$—	$—	$—	$—	$—	$6
	Charges for restructuring, closures, and impairments	—	—	—	(10)	—	(10)	—
	Total	$—	$—	$—	$(10)	$—	$(10)	$6

Selected Segment Items

		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital (1)	$(194)	$75	$74	$40	$9	$(5)	$(119)
	Cash spent for capital expenditures	$(10)	$(16)	$(26)	$(61)	$(19)	$(113)	$(56)
(1) Working capital does not include cash balances.

Segment Statistics

	in millions, except for third-party sales realizations	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Structural Lumber (board feet)	Third Party Net Sales and Revenue	$451	$502	$480	$440	$376	$1,873	$1,400
	Third Party Sales Realizations	$440	$434	$404	$413	$366	$422	$347
	Third Party Sales Volumes	1,025	1,156	1,189	1,066	1,025	4,436	4,031
	Production Volumes	1,021	1,053	1,040	970	939	4,084	3,846
	Outside Purchase Volumes	102	77	92	83	77	354	225
Engineered Solid Section (cubic feet)	Third Party Net Sales and Revenue	$82	$84	$97	$90	$68	$353	$279
	Third Party Sales Realizations	$1,850	$1,920	$1,963	$2,006	$1,817	$1,936	$1,808
	Third Party Sales Volumes	4.4	4.4	4.9	4.5	3.7	18.2	15.4
	Production Volumes	4.6	4.6	4.6	4.2	3.6	18.0	15.4
	Outside Purchase Volumes	0.9	0.4	0.3	0.2	1.6	1.8	3.2
Engineered I-joists (lineal feet)	Third Party Net Sales and Revenue	$56	$60	$68	$63	$47	$247	$190
	Third Party Sales Realizations	$1,300	$1,358	$1,428	$1,485	$1,265	$1,393	$1,250
	Third Party Sales Volumes	43	44	48	42	37	177	152
	Production Volumes	44	42	44	38	37	168	147
	Outside Purchase Volumes	3	1	2	2	2	8	9
Oriented Strand Board (square feet 3/8')	Third Party Net Sales and Revenue	$236	$224	$188	$161	$194	$809	$612
	Third Party Sales Realizations	$359	$332	$246	$237	$290	$292	$244
	Third Party Sales Volumes	657	675	762	678	670	2,772	2,508
	Production Volumes	662	663	725	673	642	2,723	2,511
	Outside Purchase Volumes	68	56	49	54	60	227	200
Softwood Plywood (square feet 3/8')	Third Party Net Sales and Revenue	$36	$41	$38	$29	$32	$144	$115
	Third Party Sales Realizations	$370	$378	$344	$339	$347	$358	$338
	Third Party Sales Volumes	99	108	108	87	91	402	340
	Production Volumes	61	63	62	55	59	241	214
	Outside Purchase Volumes	42	33	40	40	34	155	127

	Weyerhaeuser Company				Cellulose Fibers Segment
	Q4.2013 Analyst Package
	Preliminary results, subject to audit

Segment Statement of Operations

in millions		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Total net sales and revenues	$474	$476	$474	$478	$463	$1,902	$1,854
	Cost of products sold	424	394	406	397	385	1,621	1,560
	Gross margin	50	82	68	81	78	281	294
	Selling expenses	4	5	5	3	5	17	18
	General and administrative expenses	20	21	21	17	18	79	74
	Research and development expenses	2	2	2	2	2	8	8
	Other operating income, net	(7)	(5)	(6)	(2)	(6)	(20)	(24)
	Operating income	31	59	46	61	59	197	218
	Interest income and other	—	(2)	1	4	2	3	5
	Net contribution to earnings (see note 1 on page 9)	$31	$57	$47	$65	$61	$200	$223

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Operating income	$31	$59	$46	$61	$59	$197	$218
	Depreciation, depletion and amortization	39	39	38	40	40	156	150
	Adjusted EBITDA, excluding special items*	$70	$98	$84	$101	$99	$353	$368
* Non-GAAP measure - see page 9 for definition.

Selected Segment Items

		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
	Total decrease (increase) in working capital (1)	$(7)	$12	$19	$(12)	$(30)	$12	$19
	Cash spent for capital expenditures	$(17)	$(17)	$(28)	$(30)	$(26)	$(92)	$(160)
(1) Working capital does not include cash balances.

Segment Statistics

		Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Pulp (air-dry metric tons)	Third Party Net Sales and Revenue (millions)	$371	$369	$371	$390	$364	$1,501	$1,433
	Third Party Sales Realizations	$796	$797	$805	$818	$799	$804	$813
	Third Party Sales Volumes (thousands)	467	462	460	477	456	1,866	1,762
	Production Volumes (thousands)	445	463	457	450	465	1,815	1,773
Liquid Packaging Board (tons)	Third Party Net Sales and Revenue (millions)	$85	$86	$83	$72	$75	$326	$332
	Third Party Sales Realizations	$1,079	$1,079	$1,082	$1,029	$1,085	$1,068	$1,150
	Third Party Sales Volumes (thousands)	78	81	76	70	69	305	289
	Production Volumes (thousands)	78	77	67	85	72	307	292

Weyerhaeuser Company					Real Estate Segment
Q4.2013 Analyst Package
Preliminary results, subject to audit

Segment Statement of Operations

in millions	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Total net sales and revenues	$196	$267	$324	$488	$407	$1,275	$1,070
Cost of products sold	160	210	248	371	276	989	812
Gross margin	36	57	76	117	131	286	258
Selling expenses	18	23	24	30	25	95	78
General and administrative expenses	18	19	20	17	27	74	76
Charges for restructuring, closures and impairments	1	3	1	352	1	357	6
Other operating income, net	—	(1)	(1)	(3)	(1)	(5)	(2)
Operating income (loss)	(1)	13	32	(279)	79	(235)	100
Interest income and other	1	1	1	1	2	4	5
Net contribution to earnings	$—	$14	$33	$(278)	$81	$(231)	$105

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Operating income (loss)	$(1)	$13	$32	$(279)	$79	$(235)	$100
Depreciation, depletion and amortization	3	3	4	4	4	14	12
Capitalized interest included in cost of products sold	7	12	9	9	8	37	30
Special items	—	—	—	349	—	349	—
Adjusted EBITDA, excluding special items*	$9	$28	$45	$83	$91	$165	$142
* Non-GAAP measure - see page 9 for definition.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Restructuring, impairments and other charges	$—	$—	$—	$(343)	$—	$(343)	$—
Costs related to Real Estate divestiture	—	—	—	(6)	—	(6)	—
Total	$—	$—	$—	$(349)	$—	$(349)	$—

Selected Segment Items

	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Cash from operations	$(71)	$(56)	$(2)	$106	$77	$(23)	$64
Cash spent for capital expenditures	$(2)	$(2)	$(5)	$(1)	$(2)	$(10)	$(4)

Segment Statistics

	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Net sales and revenues:
Single-family housing	$183	$257	$305	$474	$320	$1,219	$870
Land	11	10	18	13	84	52	193
Other	2	—	1	1	3	4	7
Total net sales and revenue	$196	$267	$324	$488	$407	$1,275	$1,070
Single-family homes sold	820	943	765	520	561	3,048	2,659
Single-family homes closed	463	636	768	1,072	842	2,939	2,314
Single-family homes sold but not closed (backlog)	1,131	1,438	1,435	883	774	883	774
Single-family cancellation rate	12.2%	14.6%	15.7%	20.7%	15.9%	15.4%	14.9%
Single-family buyer traffic	17,764	20,080	16,370	14,252	14,567	68,466	64,410
Single-family average price of homes closed (in thousands)	$394	$405	$397	$442	$381	$415	$376
Single-family home gross margin (1)	19.5%	21.6%	22.3%	23.0%	20.0%	22.0%	20.3%

(1) Single-family gross margin equals revenue less cost of sales and period costs.

Weyerhaeuser Company					Unallocated Items
Q4.2013 Analyst Package
Preliminary results, subject to audit

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation; pension and postretirement costs; foreign exchange transaction gains and losses associated with financing; and the elimination of intersegment profit in inventory and the LIFO reserve.

Contribution to Earnings

in millions	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Unallocated corporate function expenses	$(3)	$(3)	$(2)	$(7)	$(8)	$(15)	$(22)
Unallocated share-based compensation	(7)	5	(1)	(5)	(3)	(8)	(16)
Unallocated pension & postretirement costs	(10)	(10)	(11)	(9)	(8)	(40)	(29)
Foreign exchange gains (losses)	(4)	(4)	2	(1)	(2)	(7)	7
Elimination of intersegment profit in inventory and LIFO (1)	(24)	8	25	6	8	15	(16)
Other	(7)	(6)	(10)	(44)	—	(67)	56
Operating income (loss)	(55)	(10)	3	(60)	(13)	(122)	(20)
Interest income and other	9	10	18	10	9	47	38
Net contribution to earnings	$(46)	$—	$21	$(50)	$(4)	$(75)	$18
(1) We now report the elimination of intersegment profit on inventory and the LIFO reserve in Unallocated Items. Previously these company-level adjustments were recorded in the business segments. This provides a better understanding of business operating results. Prior period results have been adjusted to reflect the change.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization, Excluding Special Items*

in millions	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Operating income (loss)	$(55)	$(10)	$3	$(60)	$(13)	$(122)	$(20)
Depreciation, depletion and amortization	3	4	2	4	3	13	19
Non-operating pension and postretirement costs	10	10	11	9	8	40	29
Capitalized interest included in cost of products sold	2	1	1	2	1	6	7
Special items	—	—	—	22	—	22	(89)
Adjusted EBITDA, excluding special items*	$(40)	$5	$17	$(23)	$(1)	$(41)	$(54)
* Non-GAAP measure - see below for definition.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Gain on postretirement plan amendment	$—	$—	$—	$—	$—	$—	$103
Restructuring, impairments and other charges	—	—	—	(13)	—	(13)	(14)
Costs related to Real Estate divestiture	—	—	—	(9)	—	(9)	—
Total	$—	$—	$—	$(22)	$—	$(22)	$89

Unallocated Selected Items

	Q1.2013	Q2.2013	Q3.2013	Q4.2013	Q4.2012	YTD.2013	YTD.2012
Total decrease (increase) in working capital (1)	$(123)	$95	$14	$(38)	$(27)	$(52)	$(38)
Cash spent for capital expenditures	$(1)	$(2)	$(1)	$(1)	$—	$(5)	$(5)
(1) Working capital does not include cash balances.

*Adjusted EBITDA, excluding special items is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, pension and postretirement costs not allocated to business segments (primarily interest cost, expected return on plan assets, amortization of actuarial loss and amortization of prior service cost/credit), special items and interest included in cost of products sold. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.